AB Multi-Manager Select 2055 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.5%
Funds and Investment Trusts - 99.5% (a)
AB Discovery Growth Fund, Inc.-Class Z (b)	115,944	$1,304,370
AB Discovery Value Fund-Class Z (b)	90,472	1,757,874
AB Global Bond Fund, Inc.-Class Z (b)	188,823	1,629,543
AB Global Real Estate Investment Fund II-Class I (b)	107,104	1,325,951
AB Relative Value Fund-Class Z (b)	537,144	3,099,324
AB Unconstrained Bond Fund, Inc.-Class Z (b)	53,626	418,823
Boston Partners Long/Short Research Fund-Class INS	167,609	2,621,398
DFA Commodity Strategy Portfolio	160,569	876,709
Franklin Growth Fund-Class R6	19,501	2,176,095
iShares Core S&P 500 ETF	41,263	12,583,977
MFS Institutional International Equity Fund	146,080	3,986,510
MFS Value Fund-Class R5	20,638	877,317
T. Rowe Price Emerging Markets Stock Fund-Class I	30,008	1,318,553
T. Rowe Price International Funds-International Discovery Fund-Class I	20,330	1,324,879
Vanguard FTSE Developed Markets ETF	145,718	6,178,443
Vanguard FTSE Emerging Markets ETF	41,892	1,753,180
Vanguard Short-Term Bond ETF (c)	8,156	660,391

Total Investment Companies (cost $41,570,517)		43,893,337

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(d) (cost $169,509)	169,509	169,509

Total Investments - 99.9% (cost $41,740,026) (e)		44,062,846
Other assets less liabilities - 0.1%		62,405

Net Assets - 100.0%		$44,125,251

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Represents entire or partial securities out on loan.
(d)	The rate shown represents the 7-day yield as of period end.

(e)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $2,564,546 and gross unrealized depreciation of investments was $(241,726), resulting in net unrealized appreciation of $2,322,820.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2055 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$43,893,337	$	– 0	–	$	– 0	–	$43,893,337
Short-Term Investments	169,509		– 0	–		– 0	–	169,509

Total	$44,062,846	$	– 0	–	$	– 0	–	$44,062,846

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

												Distributions
Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB Discovery Growth Fund, Inc.	$1,284		$190	$71		$	– 0	–	$(99)		$1,304	$	– 0	–	$	– 0	–
AB Discovery Value Fund	1,665		162	70			8		(7)		1,758		– 0	–		– 0	–
AB Global Bond Fund, Inc.	1,800		799	982			26		(13)		1,630		9			– 0	–
AB Global Real Estate Investment Fund II	1,218		60	43			3		88		1,326		5			– 0	–
AB Relative Value Fund	2,918		175	87			(2)		95		3,099		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	– 0	–	421	– 0	–		– 0	–	(2)		419		2			– 0	–
Government Money Market Portfolio	441		3,634	3,905			– 0	–	– 0	–	170		1			– 0	–

Total	$9,326		$5,441	$5,158			$35		$62		$9,706		$17		$	– 0	–